                           Microsoft Word 10.0.2627;SCHEDULE 14A
                          Information Required in Proxy Statement
                                       (Rule 14a-101)
                                  SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities
                                    Exchange Act of 1934
                                      (Amendment No. )

Filed by the Registrant                         /X/
Filed by a Party other than the Registrant      /   /

Check the appropriate box:
/X/   Preliminary Proxy Statement
/   / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/    /      Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                               CENTENNIAL MONEY MARKET TRUST

                      (Name of Registrant as Specified in its Charter)

                                      Kathleen T. Ives

                         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
      or Schedule 14A.
/  /  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange
      Act Rule 0-11 (Set forth the amount on which the  filing fee is  calculated  and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.
/  /  Check  box if any  part  of the  fee is  offset  as  provided  by  Exchange  Act  Rule
      0-11(a)(2) and identify the filing for which the  offsetting fee was paid  previously.
      Identify  the  previous  filing  by  registration  statement  number,  or the  Form or
      Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party: Kathleen T. Ives

(4)   Date Filed:  May 23, 2003

PROXY CARD                    CENTENNIAL MONEY MARKET TRUST

   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2003

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian  Wixted,
Connie Bechtolt,  Philip  Vottiero,  Kathleen Ives and Philip  Masterson,  and
each of them, as attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held in the name of the undersigned on the record date at the Special  Meeting of  Shareholders  of Centennial  Money
Market Trust (the  "Trust") to be held at 6803 South  Tucson Way,  Centennial,
Colorado,  80112,  on August 6, 2003, at 1:00 P. M.  Mountain  time, or at any adjournment  thereof,  upon the  proposals  described in the Notice of Meeting
and   accompanying   Proxy   Statement,   which  have  been  received  by  the
undersigned.

This proxy is  solicited on behalf of the Trust's  Board of Trustees,  and all proposals  (set  forth on the  reverse  side of this  proxy  card)  have  been proposed by the Board of Trustees.  When  properly  executed,  this proxy will be voted as  indicated  on the  reverse  side or "FOR" a proposal if no choice is indicated.  The proxy will be voted in accordance  with the proxy  holders'
best judgment as to any other matters that may arise at the Meeting.

                                                   VOTE VIA THE TELEPHONE:
                                                   1-800-597-7836
                                                   CONTROL NUMBER:  999
                                                   9999  9999  999

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:
 FOR           AGAINST              FOR  ALL
  ALL                     ALL                    EXCEPT

  [  ]      [  ]     [  ]   1.

 FOR           AGAINST     ABSTAIN

  [  ]     [  ]      [  ]   2. A
  [  ]     [  ]      [  ]   2. B

  [  ]     [  ]      [  ]   3.

1.  To elect a Board of Trustees:

   01  James C. Swain         02  Richard F. Grabish        03  William L.
Armstrong
   04  Robert G. Avis         05  George C. Bowen           06  Edward L.
Cameron
   07  Jon S. Fossel                08  Sam Freedman        09  F. William
Marshall, Jr.
   10  Beverly L. Hamilton          11  Robert J. Malone

   If you do not wish your shares  voted  "FOR" a  particular  nominee,  mark the "For All  Except"  box and  write  the  nominee's  number  on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.    To approve the  amendment to two (2) fundamental investment restrictions of the Trust:
A.    Investments in debt securities having a maturity greater than the time limitation provided in Rule 2a-7
B.    The Trust's concentration policy

3.    To approve a new Investment Advisory Agreement

John V. Murphy
President                                       Centennial Money Market Trust
                                                PO Box 5143
      Denver, CO 80217-5143
                                                800.456.1699

                                                June 16, 2003

Dear Centennial Money Market Trust Shareholder,

      We have scheduled a shareholder meeting on July 21, 2003 for you to decide upon some important proposals for the Trust.  Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Trust and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.  You also may vote by telephone by following the instructions on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o     Election of Trustees.  You are being asked to consider and approve the election of eleven Trustees.  You will find detailed information on the
   Trustees in the enclosed proxy statement.

o     Approval of Amendments to two Fundamental Investment Restrictions.
   Your approval is requested to amend two fundamental investment restrictions of the Trust.

o     Authorize the Trustees to adopt an Investment Advisory Agreement.

      Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-456-1699.  As always, we appreciate your confidence in Centennial Money Market Trust and look forward to serving you for many years to come.

                                          Sincerely,

                                          John V. Murphy's signature

Enclosures

XP0150.003

                         CENTENNIAL MONEY MARKET TRUST

                 6803 South Tucson Way, Centennial, CO  80112

                 Notice of Meeting of Shareholders to be Held

                                 July 21, 2003

To The Shareholders of Centennial Money Market Trust:

Notice is  hereby  given  that a  Special  Meeting  of the  Shareholders  (the
"Meeting") of  Centennial  Money Market Trust (the  "Trust"),  will be held at
6803 South Tucson Way,  Centennial,  Colorado,  80112, at 1:00 P.M.,  Mountain
time, on July 21, 2003 and any adjournment thereof.

During  the  Meeting,  shareholders  of the Trust  will vote on the  following proposals:

1.    To elect a Board of Trustees;

2.    To approve amendments to two fundamental investment  restrictions of the
         Trust;

3.    To approve a new Investment Advisory Agreement; and

4.    To  transact  such  other  business  as may  properly  come  before  the
         Meeting, or any adjournments thereof.

Shareholders  of record at the close of business on May 23, 2003, are entitled to  notice  of and to  vote at the  Meeting.  The  Proposals  are  more  fully discussed in the Proxy Statement.  Please read it carefully before telling us, through  your proxy or in person,  how you wish your  shares to be voted.  The
Board of  Trustees,  including a majority of the  Independent  Trustees of the
Trust,  recommends  a vote to elect each of the  nominees  as  Trustee  and in favor  of each  Proposal.  WE URGE  YOU TO  MARK,  SIGN,  DATE  AND  MAIL  THE
ENCLOSED PROXY BALLOT PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack
Vice President & Secretary
June 16, 2003

PLEASE  RETURN YOUR PROXY  BALLOT  PROMPTLY.  YOUR VOTE IS IMPORTANT NO MATTER
HOW MANY SHARES YOU OWN.

150

                                 TABLE OF CONTENTS

Proxy Statement                                                   Page

Questions and Answers

Proposal 1: To elect a Board of Trustees

Proposal 2: To approve amendments to two fundamental investment restrictions of the Trust

Proposal 3: To approve a new Investment Advisory Agreement

Information About the Trust
-

Further Information About Voting and the Meeting            -

Other Matters

Exhibit A:  Proposed Investment Advisory Agreement
Exhibit B:  Advisory Fees of Oppenheimer Money Market Funds

                        CENTENNIAL MONEY MARKET TRUST
                               PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    The Trustees of  Centennial  Money Market Trust (the "Trust") have asked that  you  vote on  several  matters  at the  Special  Meeting  of
            Shareholders to be held on July 21, 2003.

Q.    Who is Eligible to Vote?

A.    Shareholders  of  record at the close of  business  on May 23,  2003 are entitled  to  vote  at  the  Meeting  or  any  adjourned  meeting.
            Shareholders  are  entitled  to cast one vote  per  share  (plus a fractional  vote  for  each  fractional  share)  for  each  matter presented  at the  Meeting.  The Notice of Meeting,  proxy  BALLOT and proxy  statement are expected to be mailed to  shareholders of record on or about June 16, 2003.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

2.    To amend two fundamental investment restrictions of the Trust; and

3.    To approve a new Investment Advisory Agreement.

Q.    How do the Trustees Recommend that I Vote?

A.    The Board of Trustees, including a majority of the Independent
            Trustees, recommend that you vote:

1.    FOR election of all nominees as Trustees;

2.    FOR  amendment  of  the  Trust's  fundamental  investment   restrictions
               proposed for amendment; and

3.    FOR the approval of a new Investment Advisory Agreement.

      Q.    How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot;
o     In person at the Meeting;
o     By telephone (please see the insert for instructions).

               Voting by telephone is convenient and can help reduce the
                                      ----------     --------------------
               Trust's expenses.  Whichever method you choose, please take
               ----------------
               the time to read the full text of the proxy statement before you vote.

            Please be advised that the deadline for voting by telephone is
            3:00 p.m. (ET) on the last business day before the Meeting.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the
            proposals, your shares will be voted in favor of the Trustees'
            recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further
            Information About Voting and the Meeting" section below.

Q.    How Can I Revoke My Proxy?

A.    You may revoke your proxy at any time before it is voted by forwarding
            a
            written revocation or a later-dated proxy ballot to the Trust that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (ET) on the last business day before the Meeting.

Q.    How Can I Get More Information About the Trust?

A.    A copy of the Trust's  annual and  semi-annual  reports have  previously been mailed to  Shareholders.  If you would like to have copies of the Trust's  most recent  semi-annual  and annual  reports sent to you free of charge,  please call us toll-free at 1.800.456.1699 or write to the Trust at Shareholder  Services,  Inc., P.O. Box 5143,
            Denver, Colorado 80217-5143.

      Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.456.1699

THIS PROXY STATEMENT IS DESIGNED TO FURNISH  SHAREHOLDERS WITH THE INFORMATION
NECESSARY TO VOTE ON THE MATTERS  COMING  BEFORE THE MEETING.  IF YOU HAVE ANY
QUESTIONS, PLEASE CALL US AT 1.800.456.1699.

                         CENTENNIAL MONEY MARKET TRUST
                                PROXY STATEMENT

                            Meeting of Shareholders

                           To Be Held July 21, 2003

This  statement is furnished to the  shareholders  of Centennial  Money Market
Trust (the "Trust"),  in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a special  meeting of  shareholders  (the
"Meeting") to be held at 6803 South Tucson Way, Centennial,  Colorado,  80112,
at 1:00 P.M.,  Mountain time, on July 21, 2003, or any  adjournments  thereof.
It is  expected  that the mailing of this Proxy  Statement  will be made on or about June 16, 2003.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To approve  amendments  to two (2) of the Trust's
     fundamental investment restrictions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     A.    Investments  in debt  securities  having  a All
        maturity  greater  than  the  time  limitation
        provided in Rule 2a-7.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     B.     The Trust's concentration policy           All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To approve a new  Investment  Advisory  Agreement All
     to eliminate an expense limitation
-------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, eleven (11) Trustees are to be elected.  If elected, the
Trustees will serve indefinite terms until a meeting of shareholders of the
Trust next succeeding their election or until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all of the nominees named below.

As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing
Trustees.  As a result, if elected, the Trustees will hold office until the meeting of shareholders of the Trust next succeeding their election or until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the authorized number of Trustees shall be reduced, unless the Board of Trustees prior to the meeting shall otherwise determine to select another person to fill the vacant position.

Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a
Trustee or to take other action described in the Trust's Declaration of
Trust.  Also, if at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

Each of the nominees currently serves as a Trustee of the Trust.  Each of the nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected. All present Trustees of the Trust have previously been elected by the Trust's shareholders, except for Mr. Grabish who was appointed as Trustee on April 24, 2001 and Mrs. Hamilton and Mr.
Malone who were appointed as Trustees effective June 1, 2002.

Except for Mr. Grabish, each of the Trustees is an independent trustee of the
Trust ("Independent Trustee"). Mr. Grabish is an "interested trustee" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "the Investment Company Act") of the Trust, by
virtue of his positions with A.G. Edwards & Sons, Inc. and its affiliates (as described in his biography below).  A.G. Edwards & Sons is the record holder
of approximately 98% of the shares of the Trust.   Each of the Trustees
serves as trustee or director of other funds in the Oppenheimer family of funds.  The Oppenheimer funds on which each of the Independent Trustees currently serves are referred to as "Board II Funds" in this proxy statement.

The address of each Trustee in the charts below is 6803 South Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Nominees for Independent Trustee

-----------------------------------------------------------------------------------
Name,          Principal Occupation(s) During Past 5 Years   Dollar     Aggregate
                                                                        Dollar
                                                                        Range of
                                                                        Shares
                                                                        Beneficially
                                                                        Owned in
Position(s)                                                  Range of   the Board
Held with                                                    Shares     II Funds
Trust, Length                                                BeneficiallOverseen
of Service                                                   Owned in   by
(as            / Other Trusteeships/Directorships Held by    the Trust  Nominee
applicable)    Nominee Number of Portfolios in Fund Complex  (as of     (as of
and Age        Currently Overseen by Nominee or Trustee      5/23/03)   5/23/03)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
James C.       Formerly,   Chief  Executive  Officer  (until $__        Over
Swain,         August  27,  2002)  of the  Board  II  Funds,
Chairman and   President and a director  (until 1997) of the
Trustee,       Centennial Asset Management  Corporation (the
since 1981     "Manager")  and Vice Chairman  (until January
Age: 69        2, 2002) of OppenheimerFunds,  Inc. (of which
               the  Manager  is  a  wholly-owned  investment
               advisory subsidiary).  Oversees 42 portfolios            $100,000
               in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
William L.     Chairman of the  following  private  mortgage
Armstrong,     banking  companies:   Cherry  Creek  Mortgage
Trustee since  Company   (since  1991),   Centennial   State
2001           Mortgage  Company  (since 1994),  The El Paso
Age: 66        Mortgage  Company  (since  1993),   Transland
               Financial   Services,   Inc.   (since  1997);
               Chairman of the following private  companies:
               Great Frontier  Insurance  (insurance agency)
               (since 1995),  Ambassador  Media  Corporation
               and  Broadway   Ventures   (since  1984);   a
               director of the following  public  companies:
               Helmerich   &  Payne,   Inc.   (oil  and  gas
               drilling/production   company)  (since  1992)
               and UNUMProvident  (insurance company) (since $__        $50,001-
               1991).    Mr.    Armstrong    is    also    a            $100,000
               Director/Trustee   of  Campus   Crusade   for
               Christ and the Bradley  Foundation.  Formerly
               a   director   of  the   following:   Storage
               Technology   Corporation   (a   publicly-held
               computer  equipment  company)  (1991-February
               2003),    Frontier    Real    Estate,    Inc.
               (residential     real    estate    brokerage)
               (1994-1999),   and   Frontier   Title  (title
               insurance  agency)  (1995-June  1999); a U.S.
               Senator    (January    1979-January    1991).
               Oversees     42     portfolios     in     the
               OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G.      Formerly,  Director  and  President  of  A.G.
Avis, Trustee  Edwards  Capital,  Inc.  (General  Partner of
since 1993     private equity funds) (until  February 2001);
Age: 71        Chairman,   President  and  Chief   Executive
               Officer of A.G. Edwards Capital,  Inc. (until
               March  2000);  Vice  Chairman and Director of
               A.G. Edwards,  Inc. and Vice Chairman of A.G.
               Edwards & Sons,  Inc. (its brokerage  company $___       $1-$10,000
               subsidiary)  (until March 1999);  Chairman of
               A.G.  Edwards Trust Company and A.G.E.  Asset
               Management  (investment advisor) (until March
               1999);  and a Director  (until March 2000) of
               A.G.  Edwards & Sons and A.G.  Edwards  Trust
               Company.   Oversees  42   portfolios  in  the
               OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
George C.      Formerly  (until  April 1999) Mr.  Bowen held
Bowen,         the   following   positions:    Senior   Vice
Trustee since  President    (from    September   1987)   and
1998           Treasurer     (from     March     1985)    of
Age: 66        OppenheimerFunds,  Inc; Vice President  (from
               June 1983) and  Treasurer  (since March 1985)
               of  OppenheimerFunds   Distributor,  Inc.  (a
               subsidiary  of  OppenheimerFunds,   Inc.,  of
               which the Manager is an  investment  advisory
               subsidiary);  Senior  Vice  President  (since
               February 1992),  Treasurer  (since July 1991)
               Assistant  Secretary  and a  director  (since
               December   1991)   of   the   Manager;   Vice
               President  (since October 1989) and Treasurer
               (since  April  1986)  of  HarbourView   Asset
               Management    Corporation    (an   investment
               advisory   subsidiary  of   OppenheimerFunds,
               Inc.);  President,  Treasurer  and a director
               (June   1989-January   1990)  of   Centennial
               Capital   Corporation  (a  prior   investment
               advisory   subsidiary  of   OppenheimerFunds,
               Inc.);  Vice  President and Treasurer  (since            Over
               August  1978)  and  Secretary   (since  April $___       $100,000
               1981)  of  Shareholder  Services,  Inc.,  and
               Vice   President,   Treasurer  and  Secretary
               (since    November   1989)   of   Shareholder
               Financial  Services,  Inc. (both are transfer
               agent   subsidiaries   of   OppenheimerFunds,
               Inc.);   Assistant   Treasurer  (since  March
               1998)  of   Oppenheimer   Acquisition   Corp.
               (OppenheimerFunds,   Inc.'s  parent   holding
               company);  Treasurer (since November 1989) of
               Oppenheimer  Partnership  Holdings,  Inc.  (a
               holding      company       subsidiary      of
               OppenheimerFunds,  Inc.);  Vice President and
               Treasurer  (since  July 1996) of  Oppenheimer
               Real Asset  Management,  Inc. (an  investment
               advisory   subsidiary  of   OppenheimerFunds,
               Inc.);  Treasurer  (since  October  1997)  of
               OppenheimerFunds   International   Ltd.   and
               Oppenheimer  Millennium  Funds plc  (offshore
               fund      management      subsidiaries     of
               OppenheimerFunds,    Inc.).    Oversees    42
               portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward L.      A member of The Life  Guard of Mount  Vernon,
Cameron,       George  Washington's  home (since June 2000).
Trustee since  Formerly  (March 2001 - May 2002) Director of
2001           Genetic  ID,  Inc.  and its  subsidiaries  (a
Age: 64        privately  held biotech  company);  a partner
               with    PricewaterhouseCoopers    LLP   (from $___       $50,001-
               1974-1999) (an accounting  firm) and Chairman            $100,000
               (from   1994-1998),   Price   Waterhouse  LLP
               Global   Investment    Management    Industry
               Services  Group.  Oversees 42  portfolios  in
               the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Jon S.         Chairman and Director (since 1998) of Rocky
Fossel,        Mountain Elk Foundation (a not-for-profit
Trustee since  foundation); and a director (since October
1990           1999) of P.R. Pharmaceuticals (a privately
Age: 61        held company) and UNUMProvident (an
               insurance company) (since June 1, 2002).
               Formerly Chairman and a director (until
               October 1996) and President and Chief                    Over
               Executive Officer (until October 1995) of     $___       $100,000
               OppenheimerFunds, Inc.; President, Chief
               Executive Officer and a director of
               Oppenheimer Acquisition Corp., Shareholders
               Services Inc. and Shareholder Financials
               Services, Inc. (until October 1995).
               Oversees 42 portfolios in the
               OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Sam Freedman,  Director  of  Colorado  Uplift (a  non-profit
Trustee since  charity)  (since  September  1984). A trustee
1996           or  director  of  other  Oppenheimer   funds.
Age: 62        Formerly  (until  October 1994) Mr.  Freedman            Over
               held  several   positions  in  subsidiary  or $___       $100,000
               affiliated   companies  of  OppenheimerFunds,
               Inc.    Oversees   42   portfolios   in   the
               OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Beverly L.     Trustee    (since    1996)   of    MassMutual                       ,000
Hamilton,      Institutional   Funds   and  of  MML   Series
Trustee since  Investment    Fund    (open-end    investment
2002           companies);  Director of MML Services  (since
Age: 56        April  1987)  and  America   Funds   Emerging
               Markets  Growth  Fund  (since  October  1991)
               (both   are   investment   companies),    The
               California    Endowment    (a    philanthropy
               organization)   (since   April   2002),   and
               Community  Hospital  of  Monterey  Peninsula,
               (since   February  2002);  a  trustee  (since
               February  2000)  of  Monterey   International $___       $10,001-$50
               Studies (an  educational  organization),  and
               an advisor to  Unilever  (Holland)'s  pension
               fund  and to  Credit  Suisse  First  Boston's
               Sprout venture  capital unit.  Mrs.  Hamilton
               also   is  a   member   of   the   investment
               committees  of  the  Rockefeller  Foundation,
               the   University  of  Michigan  and  Hartford
               Hospital.   Formerly,   President   (February
               1991-April  2000) ARCO Investment  Management
               Company.   Oversees  41   portfolios  in  the
               OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert J.      Director  (since  2001) of  Jones  Knowledge,
Malone,        Inc.  (a  privately   held   company),   U.S.
Trustee since  Exploration,  Inc.,  (since  1997),  Colorado
2002           UpLIFT  (a  non-profit  organization)  (since
Age: 58        1986) and a trustee of the  Gallagher  Family
               Foundation  (non-profit  organization) (since            Over
               2000).  Formerly,  Chairman  of U.S.  Bank (a $___       $100,000
               subsidiary  of  U.S.   Bancorp  and  formerly
               Colorado  National Bank,) (July 1996-April 1,
               1999) and a director  of  Commercial  Assets,
               Inc.  (a  REIT)   (1993-2000).   Oversees  41
               portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
F. William     Trustee    (since    1996)   of    MassMutual
Marshall,      Institutional   Funds   and  of  MML   Series
Jr., Trustee   Investment    Fund    (open-end    investment
since 2001     companies);  Chairman  of  the  Board  (since
Age: 60        2003),    Trustee   and   Chairman   of   the
               investment  committee  (since  May  1987) for
               the Worcester Polytech  Institute;  President
               and  Treasurer  (since  January  1999) of the
               SIS   Fund  (a   private   not   for   profit
               charitable  fund);  Trustee  (since  1995) of
               the    Springfield    Library    and   Museum
               Association;  Trustee  (since  1996)  of  the
               Community   Music   School  of   Springfield.            Over
               Formerly,  member of the investment committee $___       $100,000
               of  the   Community   Foundation  of  Western
               Massachusetts   (1998   -   2003);   Chairman
               (January  1999-July  1999)  of  SIS &  Family
               Bank, F.S.B. (formerly SIS Bank);  President,
               Chief  Executive  Officer and  Director  (May
               1993-December  1998)  of SIS  Bankcorp,  Inc.
               and   SIS    Bank    (formerly    Springfield
               Institution  for Savings) and Executive  Vice
               President   (January   1999-July   1999)   of
               Peoples  Heritage   Financial   Group,   Inc.
               Oversees     42     portfolios     in     the
               OppenheimerFunds complex.
-----------------------------------------------------------------------------------

Nominee for Interested Trustee

----------------------------------------------------------------------------------
Name, Age,   Principal Occupation(s) During Past 5       Dollar     Aggregate
                                                                    Dollar Range
                                                                    Of Shares
                                                         Range of   Beneficially
Position(s)                                              Shares     Owned in
Held with                                                Beneficiallthe Board II
Trust and                                                Owned in   Funds
Length of    Years / Other Trusteeships/Directorships    the Trust  Overseen by
Service (as  Held by Nominee / Number of Portfolios in   (as of     Trustee (as
applicable)  Fund Complex Overseen by Nominee             5/23/03)  of 5/23/03)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Richard F.   Senior Vice President,  Assistant  Director    $___    Over $100,000
Grabish,     of Sales and Marketing  (since March 1997),
Trustee      and  Manager  of  Private  Client  Services
since 2001   (since June 1985) for A.G.  Edwards & Sons,
Age: 54      Inc.  (broker/dealer  and investment firm).
             Chairman   and  Chief   Executive   Officer
             (since  March 2001) of A.G.  Edwards  Trust
             Company;  Director  (since  March  1988) of
             A.G.  Edwards & Sons, Inc.  Formerly (until
             March 1987)  President and Vice Chairman of
             A.G.  Edwards  Trust  Company.  Oversees  6
             portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------

A.  General Information Regarding the Board of Trustees.

The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance and review the actions of the Trust's investment manager, Centennial Asset
Management Corporation (the "Manager"), which is responsible for the Trust's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended June 30, 2002. Each of the incumbent Trustees was present for at least 75% of the aggregate number of Board of Trustees meetings and committees on which that Trustee served that were held during the period.

B.  Committees of the Board of Trustees.

The Board of Trustees has appointed standing Audit and Review Committees.
The Audit Committee is comprised of Independent Trustees only.   The Review
Committee is comprised of all Independent Trustees with the exception of Mr.
Grabish.

The members of the Audit Committee are Edward L. Cameron (Chairman), William
L. Armstrong, Robert Malone, and George C. Bowen.  The Audit Committee held six meetings during the fiscal year ended June 30, 2002. The Audit Committee furnishes the Board with recommendations regarding the selection of the
Trust's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Trust's independent auditors regarding the Trust's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the
Trust's independent auditors and its Independent Trustees.

The Audit Committee's functions include selecting and nominating, to the full
Board, nominees for election as Trustees, and selecting and nominating
Independent Trustees for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the
Committee in care of the Trust.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

The members of the Review Committee are Jon S. Fossel (Chairman), Robert G.
Avis, Sam Freedman, Beverly L. Hamilton, Richard F. Grabish and F. William
Marshall, Jr.  The Review Committee held seven meetings during the fiscal year ended June 30, 2002.  Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Trust's transfer agent and the services provided to the Trust by the transfer agent.  The Review Committee also reviews the Trust's investment performance and policies and procedures adopted by the Trust to comply with
Investment Company Act and other applicable law.

Based on the Audit Committee's recommendation, the Board of Trustees of the
Trust, including a majority of the Independent Trustees, at a meeting held
June 24, 2002, selected Deloitte & Touche LLP ("Deloitte") as auditors of the
Trust for the fiscal year beginning June 30, 2002.  Deloitte also serves as auditors for certain other funds for which the Manager acts as investment advisor and provides certain auditing and non-auditing services for the
Manager and its subsidiaries.

      1.  Audit Fees.

During the fiscal years ended June 30, 2001 and June 30, 2002, Deloitte performed audit services for the Trust including the audit of the Trust's financial statements, review of the Trust's annual report and registration statement amendment, and reporting matters.  The aggregate fees billed by
Deloitte for those services for the fiscal year ended June 30, 2001 were
$_______ and for the fiscal year ended June 30, 2002 were $50,500.

      2.  All Other Fees.

There were no fees billed by Deloitte for services rendered to the Trust other than the services described above under "Audit Fees" for the fiscal year ended June 30, 2002.  During the fiscal years ended June 30, 2001 and
2002, Deloitte audited the Manager's financial statements as well as the financial statements of the Manager's parent company and certain affiliated companies that provide ongoing services to the Trust.  Deloitte was paid a total of $____ in 2001 and $_____ in 2002 for those services.  Additionally,
Deloitte provided certain tax accounting to the other audit services to the
parent company of the Manager.   Deloitte was paid a total of $____ in 2001
and $_____ in 2002 for those services.  There were no other non-audit fees billed by Deloitte for services rendered to the Manager, or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust for the fiscal year ended June 30, 2001 or
2002.

The Audit Committee of the Trust's Board of Trustees considered whether the provision of these non-audit services is compatible with maintaining
Deloitte's independence with respect to the audit services it provides to the
Trust.

Representatives of Deloitte are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees.

The Trust's Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Board II Fund for which they serve as a director or trustee pays a share of those expenses.

The officers of the Trust are affiliated with the Manager and receive no salary or fee from the Trust.  The Trustees of the Trust received the compensation shown below from the Trust with respect to the Trust's fiscal year ended June 30, 2002. The compensation from all 42 of the Board II funds
(including the Trust) represents compensation received for serving as a managing general partner, director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year 2002.
Additionally, during the past five years Mr. Swain and Mr. Bowen sold or exercised options of Oppenheimer Acquisition Company ("OAC") (the Manager's
parent holding company).  During that period, Mr. Swain sold 93,000 Class B shares to MassMutual for a cash payment of $4,278,930 and surrendered for cancellation 263,423 options to MassMutual for combined cash payments of
$11,328,836.  During the period, Mr. Bowen sold 11,420 Class B shares to
MassMutual for a cash payment of $357,789 and surrendered for cancellation
237,640 options to MassMutual for combined cash payments of $1,978,140.

-------------------------------------------------------------------------------
Name of Trustee or Nominee and    Aggregate Compensation   Total Compensation
                                                          From Trust and Fund
Other Trust Position(s) (as                                 Complex Paid to
applicable)                             from Trust1       Trustee or Nominee*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                            $8,557                $177,996
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $7,583                $92,076
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $7,640                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $7,301                $91,124
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $7,288                $99,743
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $8,094                $94,590
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $8,019                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Richard F. Grabish                         $679                  $9,013
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton2                          $812                $113,6593
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone2                         $812 4                $58,326
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $6,723               $138,1245
Review Committee Member
-------------------------------------------------------------------------------
1.    Aggregate   Compensation   From  Trust   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    Mrs.  Hamilton and Mr.  Malone were  elected as  Trustees,  Directors or
   Managing  General  Partners  of the Board II Funds  with the  exception  of
   Oppenheimer  Senior  Floating  Rate Fund for which  they  currently  do not serve as Trustees  effective June 1, 2002.  Compensation for Mrs.  Hamilton and Mr.  Malone was paid by all the Board II Funds,  with the  exception of
   Oppenheimer Senior Floating Rate (total of 41 Oppenheimer funds).
3.    Includes  $55,333  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment  companies  (MassMutual  Institutional Funds and
   MML  Series  Investment  Fund)  the  investment  adviser  for  which is the indirect parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of
   MassMutual Institutional Funds.
4.    Includes $812 deferred under Deferred Compensation Plan described below.
5.    Includes  $47,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two  open-end  investment  companies  (MassMutual  Institutional
   Funds and MML Series  Investment Fund) the investment  adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of MassMutual Institutional Funds.
* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A.  The Manager does not consider MassMutual Institutional Funds and MML Series Investment Fund to be
part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

The Board of Trustees has adopted a Deferred Compensation Plan for
Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust.
Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.
Deferral of Trustees' fees under the plan will not materially affect the
Trust's assets, liabilities or net income per share. The plan will not obligate the Trust to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

D. Information regarding Officers.

      Information is given below about the executive officers who are not
Trustees or nominees for Trustee of the Trust, including their business experience during the past five years. Each officer holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

      The address of the officers in the chart below is as follows: for
Messrs. Molleur, Murphy and Zack and Ms. Feld, 498 Seventh Avenue, New York,
NY 10018, for Messrs. Weiss, Masterson, Vottiero and Wixted and Mses. Wolf,
Bechtolt and Ives, 6803 South Tucson Way, Centennial, CO 80112-3924. Each
officer serves for an indefinite term or until his or her earlier retirement, resignation, death or removal.

---------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5 Years
Position(s) Held
with Trust,
Length of Time
Served,
Age
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John V. Murphy,    Director  (since  November  2001) of the  Manager;  Chairman,
President and CEO  Chief  Executive  Officer and director  (since June 2001) and
since 2001         President (since September 2000) of  OppenheimerFunds,  Inc.;
Age: 53            President  and a trustee  or  director  of other  Oppenheimer
                   funds;   President  and  a  director  (since  July  2001)  of
                   Oppenheimer  Acquisition Corp. and of Oppenheimer Partnership
                   Holdings,   Inc.;  a  director   (since   November  2001)  of
                   OppenheimerFunds  Distributor,  Inc.; Chairman and a director
                   (since  July  2001)  of  Shareholder  Services,  Inc.  and of
                   Shareholder   Financial  Services,   Inc.;  President  and  a
                   director  (since  July  2001)  of   OppenheimerFunds   Legacy
                   Program  (a   charitable   trust   program   established   by
                   OppenheimerFunds,   Inc.);   a  director  of  the   following
                   investment advisory  subsidiaries of OppenheimerFunds,  Inc.:
                   OFI  Institutional  Asset  Management,  Inc.  (since November
                   2001),  HarbourView  Asset  Management  Corporation  and  OFI
                   Private  Investments,   Inc.  (since  July  2002);  President
                   (since  November 1, 2001) and a director (since July 2001) of
                   Oppenheimer  Real Asset  Management,  Inc.; a director (since
                   November  2001) of Trinity  Investment  Management  Corp. and
                   Tremont Advisers,  Inc.  (investment  advisory  affiliates of
                   OppenheimerFunds,  Inc.);  Executive  Vice  President  (since
                   February  1997)  of   Massachusetts   Mutual  Life  Insurance
                   Company   (OppenheimerFunds,   Inc.'s  parent   company);   a
                   director (since June 1995) of DLB Acquisition  Corporation (a holding  company  that  owns  shares  of  David  L.  Babson &
                   Company,  Inc.);  formerly Chief Operating Officer (September
                   2000-June  2001) of  OppenheimerFunds,  Inc.;  President  and
                   trustee   (November   1999-November   2001)  of  MML   Series
                   Investment Fund and MassMutual  Institutional Funds (open-end investment  companies);  a  director  (September  1999-August
                   2000)  of  C.M.  Life  Insurance  Company;  President,  Chief
                   Executive Officer and director  (September  1999-August 2000)
                   of MML Bay State Life  Insurance  Company;  a director  (June
                   1989-June 1998) of Emerald Isle Bancorp and Hibernia  Savings
                   Bank  (wholly-owned  subsidiary of Emerald Isle Bancorp).  An officer of 90 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carol E. Wolf,     Senior Vice President (since June 2000) of OppenheimerFunds,
Vice President     Inc.; an officer of 7 portfolios in the OppenheimerFunds
and Portfolio      complex; formerly Vice President of OppenheimerFunds, Inc.
Manager since 1990 (June 1990 - June 2000).
Age:  51
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barry D. Weiss,    Vice President of OppenheimerFunds, Inc. (since July 2001);
Vice President     an officer of 7 portfolios in the OppenheimerFunds complex;
and Portfolio      formerly Assistant Vice President and Senior Credit Analyst
Manager since 2001 of the Manager (February 2000-June 2001). Prior to joining
Age:  38           the Manager in February 2000, he was Associate Director,
                   Structured Finance, Fitch IBCA Inc. (April 1998 - February
                   2000); News Director, Fitch Investors Service (September
                   1996 - April 1998); and Senior Budget Analyst, City of New
                   York, Office of Management & Budget (February 1990 -
                   September 1996).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,   Senior Vice  President  and  Treasurer  (since March 1999) of
Treasurer since    OppenheimerFunds,  Inc.;  Treasurer  (since  March  1999)  of
1999               HarbourView   Asset   Management   Corporation,   Shareholder
Age: 43            Services,    Inc.,    Oppenheimer   Real   Asset   Management
                   Corporation,    Shareholder    Financial   Services,    Inc.,
                   Oppenheimer   Partnership   Holdings,   Inc.,   OFI   Private
                   Investments,   Inc.  (since  March  2000),   OppenheimerFunds
                   International  Ltd.  and  Oppenheimer  Millennium  Funds  plc
                   (since May 2000),  offshore fund  management  subsidiaries of
                   OppenheimerFunds,   Inc.,   and   OFI   Institutional   Asset
                   Management,   Inc.   (since  November  2000),  an  investment
                   advisory subsidiary of OppenheimerFunds,  Inc.; Treasurer and
                   Chief  Financial  Officer  (since  May  2000) of  Oppenheimer
                   Trust    Company,    a   trust    company    subsidiary    of
                   OppenheimerFunds,  Inc.;  Assistant  Treasurer  (since  March
                   1999) of Oppenheimer  Acquisition Corp. and  OppenheimerFunds
                   Legacy  Program  (since April 2000);  formerly  Principal and
                   Chief  Operating  Officer (March  1995-March  1999),  Bankers
                   Trust  Company-Mutual  Fund Services Division.  An officer of
                   90 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connie Bechtolt,   Assistant Vice President of OppenheimerFunds, Inc.  (since
Assistant
Treasurer since    September 1998); formerly Manager/Fund Accounting (September
2002               1994-September 1998) of OppenheimerFunds, Inc. An officer of
Age: 39            90 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Vottiero,   Vice  President/Fund  Accounting  of  OppenheimerFunds,  Inc.
Assistant          (since  March  2002);   formerly   Vice   President/Corporate
Treasurer since    Accounting of  OppenheimerFunds,  Inc. (July 1999-March 2002)
2002               prior to which he was  Chief  Financial  Officer  at  Sovlink
Age: 39            Corporation   (April   1996-June  1999).  An  officer  of  90
                   portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack,    General Counsel (since November 2001) of the Manager;  Senior
Vice President &   Vice  President  (since May 1985) and General  Counsel (since
Secretary since    February 2002) of  OppenheimerFunds,  Inc.;  General  Counsel
2001               and a  director  (since  November  2001) of  OppenheimerFunds
Age: 54            Distributor,  Inc.; Senior Vice President and General Counsel
                   (since  November  2001)  of  HarbourView   Asset   Management
                   Corporation;  Vice President and a director  (since  November
                   2000) of Oppenheimer Partnership Holdings,  Inc.; Senior Vice
                   President,  General  Counsel and a director  (since  November
                   2001) of Shareholder  Services,  Inc.,  Shareholder Financial
                   Services,  Inc., OFI Private Investments,  Inc.,  Oppenheimer
                   Trust Company and OFI Institutional  Asset Management,  Inc.;
                   a director  (since  November 2001) of Oppenheimer  Real Asset
                   Management,  Inc.;  Assistant Secretary and a director (since
                   November 2001) of  OppenheimerFunds  International Ltd.; Vice
                   President  (since November 2001) of  OppenheimerFunds  Legacy
                   Program;  Secretary  (since  November  2001)  of  Oppenheimer
                   Acquisition Corp.;  formerly Acting General Counsel (November
                   2001-February   2002)  and  Associate  General  Counsel  (May
                   1981-October  2001)  of  OppenheimerFunds,   Inc.;  Assistant
                   Secretary of Shareholder  Services,  Inc. (May  1985-November
                   2001),   Shareholder   Financial  Services,   Inc.  (November
                   1989-November 2001); OppenheimerFunds  International Ltd. and
                   Oppenheimer   Millennium  Funds  plc  (October  1997-November
                   2001).  An officer of 90 portfolios  in the  OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P.       Director,  Vice President and Assistant Secretary (since June
Feld,              1999) of the  Manager;  Vice  President  and  Senior  Counsel
Assistant          (since July 1999) of  OppenheimerFunds,  Inc.; Vice President
Secretary since    (since  June  1990) of  OppenheimerFunds  Distributor,  Inc.;
2001               Vice  President   (since  1997)  of  Oppenheimer  Real  Asset
Age: 44            Management,  Inc.;  formerly  Vice  President  and  Associate
                   Counsel of  OppenheimerFunds,  Inc. (June 1990-July 1999). An
                   officer of 90 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,  Vice  President  and Assistant  Counsel  (since June 1998) of
Assistant          OppenheimerFunds,   Inc.;  Vice  President  (since  1999)  of
Secretary since    OppenheimerFunds   Distributor,   Inc.;  Vice  President  and
2001               Assistant  Secretary  (since 1999) of  Shareholder  Services,
Age: 37            Inc.;   Assistant   Secretary   (since   December   2001)  of
                   OppenheimerFunds  Legacy  Program and  Shareholder  Financial
                   Services,   Inc.;   formerly  Assistant  Vice  President  and
                   Assistant   Counsel   of   OppenheimerFunds,   Inc.   (August
                   1997-June 1998); Assistant Counsel of OppenheimerFunds,  Inc.
                   (August  1994-August  1997).  An officer of 90  portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip T.          Vice President and Assistant Counsel of OppenheimerFunds,
Masterson,
Assistant
Secretary since    Inc. (since July 1998); formerly, an associate with Davis,
2002               Graham, & Stubbs LLP (January 1997-June 1998). An officer of
Age: 39            90 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Denis R. Molleur,  Vice  President and Senior  Counsel of the  OppenheimerFunds,
Assistant
Secretary since    Inc.;  (since  July  1999);  formerly  a Vice  President  and
2001               Associate Counsel of the Manager (September  1995-July 1999).
Age: 45            An officer of 83 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------

All officers serve at the pleasure of the Board.

      As of May 23, 2003, the Trustees, nominees for Trustee and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The foregoing statement does not reflect ownership of shares of the Trust held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Trust listed above. In addition, each
Independent Trustee, and his or her family members, do not own securities of either the Manager or OppenheimerFunds Distributor, Inc. (the "Distributor"
of the Board II Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

                THE BOARD OF TRUSTEES, INCLUDINGA MAJORITY OF
                     THE INDEPENDENT TRUSTEES, RECOMMENDS
              A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

PROPOSAL 2: APPROVAL OF CHANGES TO TWO FUNDAMENTAL POLICIES OF THE TRUST

The Trust is subject  to  certain  investment  restrictions  which  govern the
Trust's  investment  activities.  Under the Investment Company Act, certain of those investment  restrictions are required to be  "fundamental,"  which means that they can only be changed by a shareholder  vote.  An  investment  company may designate  additional  restrictions that are fundamental,  and it may also adopt  "non-fundamental"  restrictions,  which may be changed by the  Trustees without  shareholder  approval.  The Trust  has  adopted  certain  fundamental investment  restrictions  that are set forth in its prospectus or Statement of
Additional  Information,   which  cannot  be  changed  without  the  requisite
shareholder  approval described below under "Further  Information about Voting at the Meeting."  Policies that the Trust has not  specifically  designated as being  fundamental are considered to be  "non-fundamental"  and may be changed by the Trustees without shareholder approval.

The Trustees  recommend that  shareholders  approve minor amendments to two of the Trust's  fundamental  policies to clarify their  application.  The purpose of these  amendments  is to  provide  the Trust with the  maximum  flexibility permitted  by law to  pursue  its  investment  objectives  and  policies.  The proposed  policies  satisfy current federal  regulatory  requirements  and are written to provide flexibility to respond to future legal, regulatory,  market or technical changes.

The  proposed  changes  will not  affect  the  Trust's  investment  objective.
Although the proposed  changes will provide the Trust greater  flexibility  to respond to future  investment  opportunities,  the Board  does not  anticipate that the changes  will either  individually  or in the  aggregate  result in a material  change in the level of investment risk associated with investment in the Trust.  Additionally,  the Board  does not  anticipate  that the  proposed changes will  materially  affect the manner in which the Trust is managed.  If the Board  determines in the future to change  materially  the manner in which the Trust is managed, the prospectus will be amended.

The recommended  changes are specified  below.  Shareholders  are requested to vote on each  sub-proposal  separately.  If approved,  the  effective  date of these  sub-proposals  may be  delayed  until the  Trust's  updated  Prospectus and/or  Statement of  Additional  Information  can reflect the  changes.  If a sub-proposal is not approved,  the fundamental  investment restriction covered by that sub-proposal will remain unchanged.

B.    Investing  in Debt  Securities  having a maturity  greater than the time limitation provided in Rule 2a-7.

The Trust currently has a fundamental  investment  restriction  that prohibits it from  investing in any debt  security  that has a maturity in excess of the time limitation  provided for in Rule 2a-7 of the Investment Company Act (that limitation is currently 397 days).

The Trustees are  recommending  a minor  modification  that would  clarify the application of this  investment  restriction.  As it is currently  drafted the policy  could have the  unintended  effect of  implying  that the Trust  could purchase a debt security that had a maturity in excess of the time  limitation in Rule 2a-7 only if that debt  security  had a demand  feature  which did not exceed the time  limitation in Rule 2a-7.  What was intended by the investment restriction  was to permit  the Trust to have the  maximum  flexibility  under federal  regulations  so that the Trust could  purchase a debt security with a maturity  in  excess  of  the  maturity  limitation  in  Rule  2a-7  if it was purchased  subject to a  repurchase  agreement,  or called for  redemption  or subject  to a demand  feature  any of which  would make the  security  due and payable  within the time frame  provided  for in Rule 2a-7.  A minor  drafting change  has been  made in the  proposed  policy to  clarify  that  point.  The current and proposed policies are as follows:

--------------------------------------
               Current
--------------------------------------
--------------------------------------
The Trust  cannot  invest in any debt
instrument   having  a  maturity   in
excess  of the time  period  provided
for in Rule  2a-7  of the  Investment
Company Act, or any other  applicable
rule,  or  in  the  case  of  a  debt
instrument  subject  to a  repurchase
agreement  or called for  redemption,
unless purchased  subject to a demand
feature  which  may  not  exceed  the
time  period  provided  for  in  Rule
2a-7.
--------------------------------------

--------------------------------------
              Proposed
--------------------------------------
--------------------------------------
The Trust  cannot  invest in any debt
instrument    having   a    remaining
maturity  in excess  of the  maturity
limitation   in  Rule   2a-7  of  the
Investment  Company Act, as it may be
amended  from  time to  time,  or any
other applicable  rule,  unless it is
a  debt   instrument   that   is  (1)
subject  to a  repurchase  agreement,
(2)  called  for  redemption,  or (3)
purchased   subject   to   a   demand
feature  such  that the  security  is
due and payable  within the remaining
maturity limitation in Rule 2a-7.
--------------------------------------

Because  the policy as  currently  drafted  has always  been  interpreted  and applied in the manner set forth in the proposed policy,  this change will have no impact on the  management  of the Trust nor will it  increase  the  overall risk to the Trust.

B. The Trust's concentration policy.

The Trust has a fundamental investment policy that prohibits the Trust from concentrating its investments in a particular industry. That policy prohibits the Trust from investing 25% or more of its total assets in any industry (and is referred to as the "concentration policy").

At a shareholder meeting on December 15, 2000, shareholders approved an
amendment to the concentration policy of the Trust.   That amendment was
meant to clarify that the limitation applied to "25% or more" rather than
"more than 25%" of the Trust's assets.   That was the only change that we
asked shareholders to approve.  However, through an inadvertent drafting error, an additional change was made to the concentration policy of the
Trust.  The policy that existed prior to the shareholder meeting in 2000 excluded investments in obligations issued by banks from the concentration limitation.  In drafting the policy for inclusion in the 2000 proxy statement, the reference to the exclusion of banks from the concentration limitation was inadvertently deleted.

The Trust generally invests a significant amount of its assets in obligations
issued by banks.   Accordingly, it is important for the Trust to retain the
ability to invest 25% or more of its assets in bank obligations. Because the
Trust's investment policies on concentration have always been interpreted in the manner set forth in the proposed policy, this change will have no impact on the management of the Trust.  We believe that the investment policy should be clarified to state expressly that investments in banks as a group are not subject to the concentration limitation. As a money market fund subject to
Rule 2a-7, the Trust can only invest in high-quality securities, and those restrictions apply to any bank obligations the Trust buys.  Additionally, the
Trust has strict limitations on the amount of its assets that can be invested in obligations of any single bank under applicable issuer diversification requirements.

Therefore, the Board recommends that the policy be amended to state expressly that banks are not subject to the limitation in the Trust's concentration policy.  The Board also recommends removing the reference to "municipal securities" in the current policy, since it is not necessary for this Trust.
The current and the proposed investment policies are listed below.

--------------------------------------
Current
--------------------------------------
--------------------------------------
The Trust cannot invest 25% or more
of its total assets in any one
industry; however, for the purposes
of this restriction, municipal
securities and U.S. government
obligations are not considered to be
part of any single industry.
--------------------------------------

--------------------------------------
Proposed
--------------------------------------
--------------------------------------
The Trust cannot concentrate
investments in any particular
industry. Therefore the Trust will
not purchase the securities of
issuers in any one industry if as a
result of that purchase 25% or more
of the value of the Trust's total
assets would consist of securities
of issuers in that industry. The
Trust's investments in U.S.
government securities and bank
obligations located in the United
States (other than obligations of
foreign branches of domestic banks
and obligations issued or guaranteed
by foreign banks) are not subject to
this limitation.
--------------------------------------

Because  the policy as  currently  drafted  has always  been  interpreted  and applied in the manner set forth in the proposed policy,  this change will have no impact on the  management  of the Trust nor will it  increase  the  overall risk to the Trust.

                THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF
                   THE INDEPENDENT TRUSTEES RECOMMENDS THAT
               YOU APPROVE EACH SUB- PROPOSAL DESCRIBED ABOVE.

PROPOSAL 3 APPROVAL OF PROPOSED  INVESTMENT ADVISORY AGREEMENT TO ELIMINATE AN
EXPENSE LIMITATION

The Trust has an  Investment  Advisory  Agreement  dated October 22, 1990 with the Manager (the "Current  Agreement")  which was approved by  shareholders of the Trust at that time and which was  subsequently  amended  on  November  21,
1997.  That  agreement was last  approved by the Board of Trustees  during the annual  renewal  consideration  in December  2002. At a meeting of the Trust's
Board of Trustees held on April 28, 2003,  the Board of Trustees,  including a majority of the Trustees who are not  "interested  persons" (as defined in the
Investment  Company Act) of the Trust or the  Manager,  and who have no direct or indirect  financial  interest in the operations of the Current Agreement or in  any  related  Agreements,  (i)  approved  the  terms  of a new  Investment
Advisory  Agreement  (the  "Proposed  Agreement")  between  the  Trust and the
Manager and (ii)  determined to recommend the Proposed  Agreement for approval by the shareholders.

The Proposed  Agreement is contained in Exhibit A to this Proxy Statement.  If approved by  shareholders  at the  Meeting,  the  Proposed  Agreement  will be effective on the following  business day and continue in effect until December
31, 2003,  and  thereafter  from year to year unless  terminated,  but only so long as such  continuance  is  approved  in  accordance  with  the  Investment
Company Act.

The Proposed  Agreement differs from the Current Agreement in that the Current
Agreement  contains a  contractual  undertaking  by the  Manager to limit fund expenses.  Under the Current Agreement,  the Manager guarantees that the total expenses of the Trust in any calendar year,  exclusive of taxes,  interest and brokerage fees and extraordinary  expense such as litigation costs,  shall not exceed the lesser of (a) 1.5% of the average  annual net assets of the Fund up to $30  million  and 1% of its  average  annual  net  assets  in excess of $30 million,  or (b) 25% of the total annual investment income of the Trust. There is no similar provision in the Proposed Agreement.

That expense  limitation was adopted as a requirement  of an individual  state securities  commission  which  required  all money  market  funds  established before a  particular  date to adopt  that  limitation.  If the  Trust  had not adopted  that  expense  limitation,  then it would not have been  permitted to sell shares to residents of that state.

In 1996, the National  Securities  Markets  Improvement  Act of 1996 ("NSMIA")
was adopted.
Among  other  things,  NSMIA  restricted  the rights of  individual  states to impose additional  restrictions on mutual funds in order for those funds to be permitted to be sold in that state.  Restrictions  imposed by the states, such as the expense  limitation  imposed on money market funds,  were  preempted by
NSMIA.  However,  in this case since an  individual  state had  mandated  that the expense  limitation for the Trust be contractual,  this limitation  cannot be removed unless it is approved by a vote of the shareholders of the Trust.

This expense limitation had not been triggered for the Trust until approximately March 2002 when the expenses of the Trust began to exceed 25%
of the total annual investment income of the Trust.  This was not due to any increase in the expenses of the Trust.  Rather it was due to a dramatic decrease in the investment income of the Trust which was caused by unprecedented decreases in interest rates.

The impact of geopolitical  events along with the sluggish global and domestic economic  environment,  combined to produce  conditions not witnessed  before.
The Federal Open Markets  Committee  ("FMOC") has been aggressive in trying to jump start the economy by cutting  rates.  Since January of 2001, the FOMC has cut the  Federal  Funds  Rate  (the  rate at which  banks  can  borrow  money)
approximately  12 times.  This has resulted in interest rates being at or near historic  lows.  The  Federal  Funds  Rate  is  currently  1.25%.  This is the lowest that the Federal Funds Rate has been since 1961.

As a result  the  investment  income of the Trust has  dramatically  decreased over the past two years.  Under the  Current  Agreement,  the Manager has been required to  reimburse  the Trust for any expenses  that have  exceeded 25% of the total  annual  investment  income of the  Trust.  Since  certain  expenses such as custody  expense and audit expenses could not be reduced,  the Manager has been  forced to  dramatically  reduce  the  management  fee to which it is entitled  for  providing  the  Trust  with  investment  advisory  and  related services.  The Manager has not reduced the  services it provides to the Trust, nor has the Manager's  costs of providing  those services  decreased.  Rather, the Manager has simply been waiving a part of the  management  fee to which it was otherwise  entitled due solely due to the expense limitation imposed by an individual state years ago.

As a result of the  dramatic  reductions  in interest  rates over the past two years,  the  Manager  requested  the Board to propose the  elimination  of the expense  limitation at this time. The impact on future Trust expense levels by removing  this  limitation  is dependent  upon future  interest  rates of debt securities in which the Trust  invests,  which cannot be  predicted.  However, based on the  current  reductions  in the  management  fee rates,  the Manager would be waiving approximately $76 million of its fees on an annualized basis.

If the Proposed Agreement is approved,  the Manager will voluntarily undertake
that  it  will  pay  all  Trust  expenses   (exclusive  of  non-recurring  and
extraordinary  or  exceptional  costs  and  expenses)  if and  to  the  extent necessary  for the Trust to  maintain  a stable  net asset  value of $1.00 per share.  The  Manager  would  reserve  the  right to amend  or  terminate  that voluntary expense assumption at any time.

The  management  fee rate under the Current and  Proposed  Agreements  are the same.  The  management  fee payable  monthly to the Manager is computed on the net  assets of the Trust as of the close of  business  each day at the  annual rate of 0.50% of the first  $250  million  of net  assets;  0.475% of the next
$250  million;  0.450%  of the next  $250  million,  0.425%  of the next  $250 million,  0.400% of the next $250  million,  0.375% of the next $250  million,
0.350% of the next $500 million and 0.325% of  aggregate  net assets in excess of $2  billion.  The Manager and its parent  company  also acts as  investment
adviser  to  other  money  market  funds  that  have  similar  or   comparable
investment  objectives.  A list of those funds and the net assets and advisory fee  rates  paid by those  funds  is  contained  in  Exhibit  B to this  Proxy
Statement.

During the fiscal year ended June 30, 2002, the Trust paid the Manager a fee of $68,988.509 under the Current Agreement.  Without the expense limitation the Trust would have paid the Manager a fee of $76,393,970 for the same time period.  The expense limitation therefore had the effect of reducing the management fee paid to the Manager by the Trust during the fiscal year ended
June 30, 2002 by $7,405,461.  The expense limit began to have effect in March
2002, and has resulted in substantial reductions in the Manager's fees below the normal management fee rates under the Current Agreement.  In fact, for the 12-month period ended March 31, 2003, the Manager waived approximately
$48,127,371 of its management fee which but for the expense limit would have been $_____________

Additionally, the Manager does not retain all of the management fees it receives for managing the Trust, but uses a substantial portion of them to support the distribution of Trust shares and servicing shareholder accounts, under a supplemental distribution assistance agreement.  Because the amount of management fees the Manager receives from the Trust is being reduced under the expense limitation described above, the Manager is also reducing the supplemental distribution assistance payments it makes to eligible broker-dealers.  For example, during the 12 months ended March 31, 2003 the
Manager reduced supplemental distribution assistance payments by approximately $36 million.  If the Proposed Agreement is approved by shareholders, the Manager would no longer reduce the amount it pays from its resources for supplemental distribution assistance payments.

The  Proposed  Agreement  and  the  Current  Agreement   (hereinafter  jointly
referred  to as the  "Agreements")  are the same  other than the change in the expense  limitation  described  above  (other  than  updating  the  dates  and signatories).  The Agreements require the Manager,  at its expense, to provide the Trust with adequate  office space,  facilities and equipment as well as to provide,  and supervise  the  activities  of all  administrative  and clerical
personnel  required  to  provide  effective   administration  for  the  Trust,
including  the  compilation  and  maintenance  of records  with respect to its operations,  the preparation and filing of specified reports,  and composition of proxy materials and registration  statements for continuous  public sale of shares of the Trust.  Expenses not expressly  assumed by the Manager under the
Agreements  or by the  distributor  of the  Trust's  shares  are  paid  by the
Trust.  The Agreements list examples of expenses paid by the Trust,  the major categories of which relate to interest, taxes, brokerage commissions,  fees to certain  Trustees,  legal and audit  expenses,  custodian  and transfer  agent expenses,  share certificate issuance costs, certain printing and registration costs, and extraordinary non-recurring expenses, including litigation.

The Agreements provide that in the absence of willful  misfeasance,  bad faith or gross negligence in the performance of its duties or reckless  disregard of its obligations  under the Agreements,  the Manager is not liable for any loss sustained by reason of any investment,  or the purchase,  sale or retention of any security.  The Agreements permit the Manager to act as investment  adviser for any other person, firm or corporation.

Brokerage.  Most purchases made by the Trust are principal transactions at net prices,  so the Trust  incurs  little or no brokerage  costs.  The Trust deals directly  with the selling or  purchasing  principal or market  maker  without incurring  charges  for the  services  of a broker on its  behalf  unless  the
Manager  determines  that a better price or execution may be obtained by using
the   services  of  a  broker.   Purchases  of   portfolio   securities   from
underwriters  include a  commission  or  concession  paid by the issuer to the underwriter,  and purchases from dealers  include a spread between the bid and asked prices.

The Trust seeks to obtain  prompt  execution  of orders at the most  favorable net price. If dealers are used for portfolio  transactions,  transactions  may be  directed  to  dealers  for their  execution  and  research  services.  The research  services  provided by a particular  broker may be useful only to one or  more  of  the  advisory  accounts  of  the  Manager  and  its  affiliates.
Investment  research  received for the commissions of those other accounts may be  useful  both  to the  Trust  and  one or  more  of  such  other  accounts.
Investment  research  services may be supplied to the Manager by a third party at the instance of a broker  through  which trades are placed.  It may include information  and analyses on particular  companies  and  industries as well as
market  or  economic  trends  and  portfolio   strategy,   receipt  of  market
quotations for portfolio evaluations,  information systems,  computer hardware and similar  products  and  services.  If a research  service also assists the
Manager  in  a   non-research   capacity   (such  as   bookkeeping   or  other
administrative  functions),   then  only  the  percentage  or  component  that
provides assistance to the Manager in the investment  decision-making  process may be paid in commission  dollars.  The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research  provides  additional  views and comparisons for  consideration,  and helps the Manager  obtain market  information  for the valuation of securities held in the Trust's portfolio or being considered for purchase.

Subject to applicable  rules  covering the Manager's  activities in this area, sales of shares of the Trust and/or the other investment  companies managed by the Manager or  distributed  by the  Distributor  may also be  considered as a factor in the  direction  of  transactions  to  dealers.  That must be done in conformity with the price,  execution and other  considerations  and practices discussed  above.  Those  other  investment  companies  may also give  similar consideration  relating  to the  sale  of the  Trust's  shares.  No  portfolio transactions are handled by any securities dealer affiliated with the Manager.

Fees  and  Expenses  of the  Trust.  The  Trust  pays a  variety  of  expenses directly for investment management,  administration and other services.  Those expenses are  subtracted  from the Trust's assets to calculate the Trust's net
asset  value  per  share.  All  shareholders   therefore  pay  those  expenses
indirectly.  The numbers below are based upon the Trust's  expenses during its fiscal year ended June 30, 2002 and for the  12-month  period  ended March 31,
2003 (i) under the Current Agreement,  and (ii) on a pro forma basis, assuming that the Proposed Agreement had been in effect during that period.

Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

   ---------------------------------------------------------------------
                        For the Fiscal Year    For the 12-month period
                        ended June 30, 2002      ended March 31, 2003

   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
                      Under the    Pro Forma   Under the    Pro Forma
                       Current     Under the   Current      Under the
                      Agreement     Proposed   Agreement    Proposed
                                   Agreement                Agreement
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
   Management Fees      0.30%        0.33%       0.12%        0.33%
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
   Distribution         0.20%        0.20%       0.20%        0.20%
   (12b-1) Fees
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
   Other Expenses       0.16%        0.16%       0.13%        0.13%
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
   Total      Annual    0.66%        0.69%       0.45%        0.66%
   Operating
   Expenses
   ---------------------------------------------------------------------

 "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Trust pays. The Trust's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to
0.35% per annum, effective October 1, 2001. That undertaking is not related to or affected by this proposal and may be amended or withdrawn at any time.

The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same as during the Trust's
fiscal year ended June 30, 2002   Your actual costs may be higher or lower,
because expenses will vary over time.  Based on these assumptions, your expenses would be as follows, whether or not you redeem your investment at the end of each period:

Current Agreement as of June 30, 2002
   --------------------------------------------------------------------------
        1 Year            3 Years             5 Years           10 Years
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
          $67               $211               $368               $822
   --------------------------------------------------------------------------

Proposed Agreement as of June 30, 2002
   --------------------------------------------------------------------------
        1 Year            3 Years             5 Years           10 Years
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
          $70               $221               $384               $859
   --------------------------------------------------------------------------

Current Agreement as of March 31, 2003
   --------------------------------------------------------------------------
        1 Year            3 Years             5 Years           10 Years
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
          $46               $144               $ 252              $567
   --------------------------------------------------------------------------

Proposed Agreement as of March 31, 2003
   --------------------------------------------------------------------------
        1 Year            3 Years             5 Years           10 Years
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
          $67               $211               $368               $822
   --------------------------------------------------------------------------

As discussed above, the expense limitation is artificially increasing the yield of the Trust.  If the proposed agreement is approved the yield of the
Trust would decrease.  For example, the Trust's 7-day yield as of March 31,
2003 under the Current Agreement was 1.01%.  Under the Proposed Agreement
(without the expense limitation) the Trust's 7-day yield as of March 31, 2003 would have been 0.69%.

Considerations  by the Board of Trustees.  In connection  with the approval of the Proposed  Agreement on April 28, 2003 and the annual review and renewal of the Current  Agreement,  most recently  conducted by the Board on December 16,
2002,  the  Manager   provided   extensive   information  to  the  Independent
Trustees.  The  Independent  Trustees  were  provided  with  data  as  to  the qualifications  of the  Manager's  personnel,  the  quality  and extent of the services  rendered and its  commitment to its mutual fund  advisory  business.
The  Independent  Trustees  were  advised  that due to changes  in  regulatory requirements  since the Trust was  established,  it was no longer necessary to include a contractual  expense limitation in the Trust's  investment  advisory agreement.  After  reviewing  this and other  information,  a majority  of the
Independent  Trustees  concluded  that the expense  limitation  in the Current
Agreement is not  reasonable  in the current  interest rate  environment,  and that it is not appropriate to include any expense  limitation as a contractual provision in the Trust's investment advisory contract.

Analysis of Nature,  Quality and Extent of Services.  In  determining  whether to approve  the  Proposed  Agreement  and to  recommend  its  approval  by the
Trust's shareholders,  the Independent Trustees particularly  considered:  (1)
the  effect  of  the  proposed   investment   management   fee  on  investment
performance   and  the  expense  ratio  of  the  Trust;   (2)  the  investment
performance  record of the Manager in managing the Trust,  and the  investment record of other investment  companies for which it acts as investment  adviser and (3) data as to investment  performance,  advisory fees and expense  ratios of other  investment  companies  not advised by the Manager but believed to be
in  the  same  overall   investment  and  size  category  as  the  Trust.  The
Independent Trustees also considered the following factors,  among others: (1)
the necessity of the Manager  maintaining  and enhancing its ability to retain and attract capable  personnel to serve the Trust;  (2) the Manager's  overall profitability;  (3)  possible  economies of scale;  (4) other  benefits to the
Manager from serving as investment  manager to the Trust,  as well as benefits to its affiliates  acting as principal  underwriter and its division acting as transfer  agent to the Trust;  (5) current and  developing  conditions  in the financial  services industry;  and (6) the financial  resources of the Manager and the  desirability  of  appropriate  incentives  to assure that the Manager will continue to furnish high quality services to the Trust.

Analysis of  Profitability  of the  Manager.  The  Independent  Trustees  were advised  that the  Manager  does  not  maintain  its  financial  records  on a
fund-by-fund  basis.   However,  the  Manager  does  provide  the  Independent
Trustees on an annual  basis with its  allocation  of income and expenses on a fund-by-fund basis. The Independent  Trustees considered  information provided by the Manager  regarding its  profitability  and also considered  comparative information  relating to the  profitability  of other  mutual fund  investment managers.

Determination by the Board of Trustees.  After  completion of its review,  the
Board of Trustees,  including a majority of the Independent Trustees, approved the Proposed  Agreement.  In approving the Proposed  Agreement,  the Board did not single  out any one  factor or group of  factors  as being more  important than other factors, but considered all factors together.  The Board judged the terms  and  conditions  of  the  Proposed  Agreement  in  light  of all of the surrounding circumstances.

   THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES,
                 RECOMMENDS A VOTE IN FAVOR OF APPROVING THE
                    PROPOSED INVESTMENT ADVISORY AGREEMENT

                          INFORMATION ABOUT THE TRUST

Trust    Information.    As   of    May    23,    2003,    the    Trust    had
___________________________  shares outstanding.  Each share has voting rights as stated in this Proxy  Statement  and is entitled to one vote for each share
(and a fractional vote for a fractional share).

Beneficial  Owners.  As of May 23,  2003,  the only person who owned of record or was  known by the Fund to own  beneficially  5% or more of any class of the
Trust's shares was A.G.  Edwards & Sons, Inc.  ("Edwards"),  1 North Jefferson
Avenue,  St. Louis,  Missouri 63103,  which owned  ________________  shares of the Trust,  or 98.___% of the  outstanding  total  outstanding  shares for the benefit of its customers,  none of whom individually owned more than 5% of the outstanding shares.

The Manager, the Distributor, the Sub-Distributor and the Transfer Agent.
Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Trust's business, pursuant to its investment advisory agreement with the Trust.  The Manager also acts the general distributor (the "Distributor") of the Trust's shares.  During the fiscal year ended June 30, 2002, the Distributor and Sub-Distributor were paid $_____.OppenheimerFunds Distributor, Inc. acts as the sub-Distributor of the Trust's shares.  Shareholder Services, Inc., a subsidiary of
OppenheimerFunds, Inc., located at 6803 South Tucson Way, Centennial, CO
80112, serves as the transfer and shareholder servicing agent (the "Transfer
Agent") for the Trust for which it was paid $30,119,218 by the Trust during the fiscal year ended June 30, 2002.  All services provided by these entities will continue to be provided as before.

The Manager  (including  its parent  company and  affiliated  companies  under control of the parent) currently manages investment  companies,  including the
Oppenheimer  funds,  with  assets of more than  $120  billion  as of March 31,
2003,  including  more than 65 funds having more than 6.3 million  shareholder accounts.. The Manager is a wholly-owned subsidiary of OppenheimerFunds,  Inc.
which is a wholly-owned  subsidiary of Oppenheimer  Acquisition Corp. ("OAC"), a holding company  controlled by Massachusetts  Mutual Life Insurance  Company
("MassMutual").

The Manager, OppenheimerFunds, Inc., the Distributor, the sub-Distributor and
OAC are located 498 Seventh Avenue, New York, New York 10018.  MassMutual is
located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii)
MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

At February 28, 2003, MassMutual held (i) all of the 21,600,000 shares of
Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and
(iii) 21,178,801 shares of Class C non voting stock. This collectively represented 96.116% of the outstanding common stock and 97.065% of the voting power of OAC as of that date. Certain officers and/or directors of the
Manager held (i) 663,481 shares of the Class B voting stock, representing
..0115% of the outstanding common stock and .0188% of the voting power, (ii)
297,684 shares of Class C non voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8.3 million shares of Class C non voting stock. That group includes persons who serve as officers of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.

The names and principal occupations of the executive officers and directors of the Manager are as follows: James H. Ruff, President & a director; John
Murphy, a director; Robert G. Zack, General Counsel; Katherine P. Feld, Vice
President, Assistant Secretary and a director and Ray Olson, Treasurer.
These officers are located at one of the two offices of the Manager: 498
Seventh Avenue, New York, NY 10018; or 6803 South Tucson Way, Centennial, CO
80112.

Custodian. Citibank, N.A., 399 Park Avenue, New York, NY  10043, acts as custodian of the Trust's securities and other assets.

Reports  to  Shareholders  and  Financial  Statements.  The  Annual  Report to
Shareholders  of the Trust,  including  financial  statements of the Trust for
the  fiscal  year  ended  June  30,  2002,   has   previously   been  sent  to
shareholders.  The  Semi-Annual  Report  to  Shareholders  of the  Trust as of
December  31,  2002  also  has  previously  been  sent to  shareholders.  Upon request,  shareholders  may obtain  without charge a copy of the Annual Report and  Semi-Annual  Report by writing the Trust at the address  above or calling the Trust at 1.800.456.1699.

To avoid sending duplicate copies of materials to households, the Trust mails only one copy of each prospectus and annual and semi-annual report to shareholders having the same last name and address on the Trust's records.
The consolidation of these mailings, called householding, benefits the Trust through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.456.1699.  You may also notify the Transfer Agent in writing.
Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid the Manager.  In addition to solicitations by mail, officers of the Trust or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired to assist in the solicitation of proxies.  Currently, if the Trust determines to retain the services of a proxy solicitation firm, the Trust anticipates retaining
Alamo Direct Mail Services, Inc.  Any proxy solicitation firm engaged by the
Trust, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii)
required to comply with applicable telemarketing laws.

If the Trust does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Trust.
Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $90,000 plus the additional out-of-pocket costs, that may be
               ----
substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Manager for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.456.1699.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Trust has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.
After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum.  The presence in person or by proxy of the holders of record of more than one-third of the shares outstanding and entitled to vote constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required  Vote.  The persons  nominated as Trustee must receive a plurality of the votes cast,  which means that the eleven  nominees  receiving  the highest number of  affirmative  votes cast at the meeting  will be  elected.  Approval of  Proposals  2 and 3 requires  the  affirmative  vote of a  majority  of the outstanding  voting  securities  of the Trust.  As  defined in the  Investment
Company Act, the vote of a majority of the  outstanding  shares means the vote of (1) 67% or more of the Trust's  outstanding shares present at a meeting, if the  holders  of more  than 50% of the  outstanding  shares  of the  Trust are present  or  represented  by  proxy;  or (2)  more  than  50%  of the  Trust's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots
(or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote or not vote your shares on the election of trustees by checking the appropriate box "FOR" or "WITHHOLD AUTHORITY" by each nominees name, or on Proposals 2 and 3 by checking the appropriate box "FOR" or
"AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.
If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Trust may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as
Shares the institutional investor itself owns, in the same proportion as
Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Trust expressly revoking your proxy, (2) signing and forwarding to the Trust a later-dated proxy, or (3) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.
Please be advised that the deadline for revoking your proxy by telephone is
3:00 p.m. (Eastern Time) on the last business day before the Meeting.

Shareholder Proposals. The Trust is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the shareholders (for certain matters and under special conditions described in the Statement of
Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of
Trust shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Trust's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Trust of any such proposal.
Under those rules, a proposal must have been submitted a reasonable time before the Trust began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the
Trust's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Trust a reasonable time before the Trust begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Trust began to mail this Proxy Statement.  The fact that the Trust receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 3 and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.
Because matters not known at the time of the solicitation may come before the
Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named as attorneys-in-fact in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys-in-fact proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Trust's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    June 16, 2003

Exhibit A

                             AMENDED AND RESTATED
                        INVESTMENT ADVISORY AGREEMENT

      AGREEMENT  made the 6th day of August,  2003, by and between  CENTENNIAL
MONEY  MARKET TRUST  (hereinafter  called the "Fund"),  and  CENTENNIAL  ASSET
MANAGEMENT CORPORATION (hereinafter called the "Management Corporation").

WHEREAS, the Fund is an open-end,  diversified  management  investment company
registered  as  such  with  the  Securities  and  Exchange   Commission   (the
"Commission")  pursuant to the Investment Company Act of 1940 (the "Investment
Company  Act"),  and the  Management  Corporation  is a registered  investment adviser;

NOW, THEREFORE,  in consideration of the mutual promises and agreements herein contained and other good and valuable  consideration,  the receipt of which is hereby  acknowledged,  it is  agreed  by and  between  the  parties  hereto as follows:

1.    General

      The Management  Corporation  agrees, all as more fully set forth herein, to act as  investment  adviser to the Fund with respect to the  investment  of its assets;  to supervise and arrange the purchase of  securities  for and the sale  of  securities  held  in the  portfolio  of  the  Fund;  and to  furnish
personnel  and   facilities   as  shall  be  required  to  provide   effective
administration of the Fund.

2.    Duties and Obligations of the Management Corporation with respect to
      Investments of Assets of the Fund

      (a) Subject to the succeeding provisions of this section and subject to the  direction  and  control  of  the  Board  of  Trustees  of the  Fund,  the
Management Corporation shall:

                  (i)   Regularly     provide     investment     advice    and
                        recommendations  to  the  Fund  with  respect  to  its
                        investments,  investment policies and the purchase and
                        sale of securities;

                  (ii)  Supervise  continuously the investment  program of the
                        Fund and the composition of its portfolio; and

                  (iii) Arrange,  subject to the  provisions  of paragraph "4"
                        hereof,  for the  purchase  of  securities  and  other
                        investments  for and the sale of securities  and other
                        investments held in the portfolio of the Fund.

      (b) Any investment advice furnished by the Management  Corporation under this section  shall at all times conform to, and be in  accordance  with,  any requirements  imposed by: (1) the provisions of the Investment  Company Act of
1940,  and of any  rules or  regulations  in force  thereunder;  (2) any other applicable  provision of law; (3) the  provisions of the  Declaration of Trust and By-Laws of the Fund as amended  from time to time;  (4) any  policies  and determinations  of the Board of Trustees of the Fund; and (5) the terms of the registration  statement of the Fund,  as amended from time to time,  under the
Securities Act of 1933 and the Investment Company Act of 1940.

      (c) The  Management  Corporation  shall give the Fund the benefit of its best judgment and effort in rendering services  hereunder,  but the Management
Corporation  shall  not be  liable  for any loss  sustained  by  reason of the adoption of any  investment  policy or the purchase,  sale or retention of any security on its recommendation,  whether or not such recommendation shall have been based upon its own investigation  and research or upon  investigation and
research  made  by  any  other  individual,   firm  or  corporation,  if  such
recommendation  shall  have  been  made  and  such  other  individual  firm or corporation  shall  have  been  selected  with  due  care  and in good  faith.
Nothing  herein  contained  shall,   however,  be  construed  to  protect  the
Management  Corporation  against  any  liability  to the Fund or its  security holders by reason of willful  misfeasance,  bad faith or gross  negligence  in the performance of its duties,  or by reason of its reckless  disregard of its obligations and duties under this Agreement.

      (d) Nothing in this Agreement  shall prevent the Management  Corporation or any  officer  thereof  from  acting  as  investment  adviser  for any other person,  firm or  corporation  and shall not in any way limit or restrict  the
Management  Corporation or any of its  directors,  officers,  stockholders  or employees from buying,  selling or trading any securities for its or their own accounts  or for the  accounts  of others  for whom it or they may be  acting, provided however that the Management  Corporation expressly represents that it will undertake no activities  which,  in its judgment,  will adversely  affect the performance of its obligations to the Fund under this Agreement.

3.    Allocation of Expenses

      The Management  Corporation  shall at its expense provide all executive, administrative  and  clerical  personnel  as  shall  be  required  to  provide
effective   administration  for  the  Fund,   including  the  compilation  and
maintenance  of records with respect to its  operations  as may  reasonably be required;  the  preparation and filing of such reports with respect thereto as shall be required by rules or  regulations  promulgated  by the Securities and
Exchange  Commission;  the composition of registration  statements required by
Federal  securities  laws for  continuous  public  sale of shares of the Fund;
composition  of  periodic  reports  with  respect  to its  operations  for the shareholders  of the Fund; and  composition of proxy materials for meetings of the Fund's  shareholders.  The Management  Corporation  shall, at its own cost and expense, also provide the Fund with adequate office space,  facilities and equipment.  The  Management  Corporation  shall,  at its own expense,  provide such  officers  for the Fund as the  Fund's  Board  shall  request.  All other costs and expenses not expressly  assumed by the Management  Corporation under this Agreement,  or to be paid by the General Distributor of the shares of the
Fund,  shall be paid by the Fund,  including,  but not limited to (i) interest and taxes; (ii) brokerage  commissions,  if any; (iii) insurance  premiums for fidelity and other coverage  requisite to its  operations;  (iv)  compensation and expenses of its Trustees  other than those  associated or affiliated  with the Management  Corporation;  (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses;  (vii)  expenses  incident to the redemption of its shares;  (viii) expenses incident to the issuance of its shares against payment  therefor by or on behalf of the  subscribers  thereto;  (ix) fees and expenses,  other than as hereinabove  provided,  incident to the  registration under  Federal  and State  securities  laws of  shares of the Fund for  public sale;  (x)  expenses  of  printing  and mailing  reports,  notices,  and proxy material to shareholders  of the Fund;  (xi) except as noted above,  all other
expenses   incidental  to  holding  regular  annual  meetings  of  the  Fund's shareholders;  and (xii)  such  extraordinary  non-recurring  expenses  as may arise,  including litigation affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Trustees with respect thereto.

4.    Portfolio Transactions and Brokerage

      (a) The Management Corporation is authorized,  for the purchase and sale of the Fund's portfolio securities,  to employ such securities dealers as may, in the best judgment of the  Management  Corporation,  implement the policy of the Fund to  obtain  prompt  and  reliable  execution  of  orders  at the most favorable net price.  Consistent with this policy, the Management  Corporation is authorized to direct the execution of the Fund's portfolio  transactions to
dealers  furnishing   statistical   information  or  research  deemed  by  the
Management  Corporation  to be useful or  valuable to the  performance  of its investment advisory functions for the Fund.

5.    Compensation of the Management Corporation

      The Fund agrees to pay the  Management  Corporation  and the  Management
Corporation  agrees to accept as full  compensation for all services  rendered by the  Management  Corporation  as such,  an annual fee  payable  monthly and computed on the net asset  value of the Fund as of the close of business  each day at the following annual rates:

                              .500% of the first $250 million of net assets;
                              .475% of the next $250 million of net assets;
                              .450% of the next $250 million of net assets;
                              .425% of the next $250 million of net assets;
                              .400% of the next $250 million of net assets;
                              .375% of the next $250 million of net assets;
                              .350% of the next $500  million  of net  assets;
and
                              .325% of net assets in excess of $2 billion

6.    Use of Name

      The  Management  Corporation  hereby grants to the Fund a  royalty-free, non-exclusive  license to use the name  "Centennial"  in the name of the Fund, and to use any trademarks or  servicemarks,  whether or not registered,  which it may own. To the extent  necessary to protect the  Management  Corporation's rights to the name  "Centennial"  under  applicable  law,  such license  shall allow the  Management  Corporation  to inspect and,  subject to control by the
Fund's Board,  control the nature and quality of services  offered by the Fund under such name. The license may be terminated by the  Management  Corporation upon  termination  of this  Agreement  in which  case the Fund  shall  have no further right to use the name  "Centennial" in its name or otherwise or any of such marks,  and the Fund,  the holders of its shares,  and its  officers  and
Trustees  shall  promptly take whatever  action may be necessary to change its name  accordingly.  The name  "Centennial" or any of said marks may be used by the  Management  Corporation  in  connection  with any of its  activities,  or licensed by the Management Corporation to any other party.

7.    Duration and Termination

      (a) This  Agreement  shall go into  effect  on the date  first set forth above and shall  continue in effect until  December 31, 2003,  and  thereafter from  year to  year,  but  only so long as such  continuance  is  specifically approved at least  annually by the Board of Trustees,  including the vote of a majority of the Trustees of the Fund who are not parties to this  Agreement or
"interested  persons"  (as defined in the  Investment  Company Act of 1940) of any such  party cast in person at a meeting  called for the  purpose of voting on  such  approval,  or by the  vote of the  holders  of a  "majority"  (as so defined) of the outstanding  voting  securities of the Fund and by such a vote of the Board of Trustees.

      (b) This  Agreement may be terminated by the  Management  Corporation at any time  without  penalty  upon  giving the Fund sixty days'  written  notice
(which  notice may be waived by the Fund) and may be terminated by the Fund at any time without  penalty upon giving the Management  Corporation  sixty days'
notice (which notice may be waived by the  Management  Corporation),  provided that such  termination  by the Fund shall be  directed or approved by the vote of a  majority  of all of the  Trustees  of the Fund  then in office or by the vote of the holders of a "majority" (as defined in the Investment  Company Act of 1940) of the  voting  securities  of the Fund at the time  outstanding  and entitled to vote.  This Agreement shall  automatically  terminate in the event of its "assignment" (as that term is defined in the Investment  Company Act of
1940).

8.    Disclaimer of Shareholder Liability

      The  Management  Corporation  understands  that the  obligations of this
Agreement  are not  binding  upon  any  Trustee  or  shareholder  of the  Fund personally,  but bind only the Fund's  property.  The  Management  Corporation represents  that it has notice of the  provisions of the  Declaration of Trust disclaiming  Trustee and shareholder  liability for acts or obligations of the
Fund.

      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  the  foregoing instrument to be executed by their duly authorized  officers as of the day and year first above written.

                              CENTENNIAL MONEY MARKET TRUST
  Attest:
  ___________________   By:_____________________________________
                             Robert G. Zack,
                             Vice President and Secretary

                             CENTENNIAL ASSET MANAGEMENT CORPORATION
  Attest:
  ___________________   By:______________________________________
                             Katherine P. Feld,
                             Secretary

Exhibit B

---------------------------------------------------------------------------------
                   Approximate Net   Advisory Fee Rate
                   Assets            as % of Average
Name of Fund       as of 3/31/03     Net Assets
                   ($ Millions)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Centennial         $39               0.45% of the first $500 million of average
America Fund, L.P.                   net assets, 0.40% of average annual net
                                     assets over $500 million.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Centennial         $157              0.50% of the first $250  million of average
California Tax                       annual net assets,  0.475% of the next $250
Exempt Trust                         million  of  average   annual  net  assets,
                                     0.45% of the next $250  million  of average
                                     annual net assets,  0.425% of the next $250
                                     million  of  average  annual net assets and
                                     0.40%  of  average  annual  net  assets  in
                                     excess of $1 billion.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Centennial New     $69               0.50% of the first $250  million of average
York Tax Exempt                      annual net assets,  0.475% of the next $250
Trust                                million  of  average   annual  net  assets,
                                     0.45% of the next $250  million  of average
                                     annual net assets,  0.425% of the next $250
                                     million  of  average  annual net assets and
                                     0.40%  of  average  annual  net  assets  in
                                     excess of $1 billion.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Cash   $1,040            0.50% of the first $250  million of average
Reserves                             annual net assets,  0.475% of the next $250
                                     million  of  average   annual  net  assets,
                                     0.45% of the next $250  million  of average
                                     annual net assets,  0.425% of the next $250
                                     million  of  average  annual net assets and
                                     0.40%  of  average  annual  net  assets  in
                                     excess of $1 billion.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Centennial Money   $22,865           0.50% of the first $250  million of average
Market Trust                         annual net assets,  0.475% of the next $250
                                     million  of  average   annual  net  assets,
                                     0.45% of the next $250  million  of average
                                     annual net assets,  0.425% of the next $250
                                     million  of  average   annual  net  assets,
                                     0.40% of the next $250  million  of average
                                     annual  net  assets  and 0.375% of the next
                                     $250 million of average  annual net assets,
                                     0.35% of the next $500  million  of average
                                     annual  net  assets  and  0.325% of average
                                     annual net assets over $2 billion.

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Centennial         $ 1,795           0.50% of the first $250  million of average
Government Trust                     annual net assets,  0.475% of the next $250
                                     million  of  average   annual  net  assets,
                                     0.45% of the next $250  million  of average
                                     annual net assets,  0.425% of the next $250
                                     million  of  average   annual  net  assets,
                                     0.40% of the next $250  million  of average
                                     annual  net  assets  and 0.375% of the next
                                     $250 million of average  annual net assets,
                                     0.35% of average  annual  net  assets  over
                                     $1.5 billion.

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Centennial Tax     $1,922            0.50% of the first $250  million of average
Exempt Trust                         annual net assets,  0.475% of the next $250
                                     million  of  average   annual  net  assets,
                                     0.45% of the next $250  million  of average
                                     annual net assets,  0.425% of the next $250
                                     million  of  average  annual net assets and
                                     0.40% of the next $250  million  of average
                                     annual  net  assets  and 0.375% of the next
                                     $250 million of average  annual net assets,
                                     0.35% of the next $500  million  of average
                                     annual  net  assets  and  0.325% of average
                                     annual net assets over $2 billion.

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Oppenheimer Money  $354              0.45% of the first $500 million of average
Fund/VA                              annual net assets, 0.425% of the next $500
(a series of                         million of average annual net assets,
Oppenheimer                          0.40% of the next $500 million of average
 Variable Account                    annual net assets and 0.375% of average
Funds)                               annual net assets in excess of $1.5
                                     billion.
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Oppenheimer Money  $2,020            0.45% of the first $500 million of average
Market Fund, Inc.                    annual net assets, 0.425% of the next $500
                                     million of average annual net assets,
                                     0.40% of the next $500 million of average
                                     annual net assets and 0.375% of average
                                     annual net assets in excess of $1.5
                                     billion.
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